Boston Scientific to Acquire Rhythmia Medical, Inc.
Pending Addition of Next Generation Mapping and Navigation System Would Expand Company Portfolio into Complex Electrophysiology Procedures

Natick, MA (Oct. 8, 2012) - Boston Scientific Corporation (NYSE: BSX) has entered into a definitive agreement to acquire privately-held Rhythmia Medical, Inc., a developer of next-generation mapping and navigation solutions for use in cardiac catheter ablations and other electrophysiology procedures, including atrial fibrillation and atrial flutter. Rhythmia Medical is based in Burlington, MA. The transaction is expected to close by Friday, October 12th.

“The acquisition of Rhythmia Medical is a decisive step forward for Boston Scientific in the electrophysiology ablation business, including the high-growth segment of complex ablation,” said Hank Kucheman, chief executive officer of Boston Scientific. “Electrophysiology is a $2.5 billion market and growing at a double-digit pace, representing a key growth opportunity for us. Rhythmia Medical has a strong and impressive team, and its technology is expected to add innovation and breadth to Boston Scientific's suite of solutions in this strategically important space.”

Atrial fibrillation is a disorder that disrupts the ability of the heart to beat regularly and pump blood efficiently. Approximately 15 million people worldwide are affected. Catheter ablation enabled by three-dimensional mapping and navigation is commonly used to treat many heart rhythm disorders, including atrial flutter and atrial fibrillation.

“Rhythmia Medical's revolutionary mapping technology is expected to significantly enhance physician treatment options and ultimately facilitate and improve what today are long and complicated procedures,” said Doron Harlev, co-founder and co-chief executive officer of Rhythmia Medical. “Our system is expected to become a very promising tool for physicians to treat patients with complex cardiac arrhythmias. We are excited to combine our mapping system with Boston Scientific's strong catheter platform and commercialization capabilities.”

Once the mapping system is cleared by the U.S. Food and Drug Administration and receives CE Mark approval in Europe, Boston Scientific expects to begin a limited market launch of the system in 2013 and full market launch in 2014.

The agreement calls for an upfront payment of $90 million payable upon transaction closing, and up to an additional $175 million in contingent payments based on regulatory, commercial, and sales-based milestones through 2017.  Boston Scientific currently expects the net impact of this transaction on adjusted earnings per share to be immaterial for years 2013 and 2014 and break-even to accretive thereafter, and more dilutive on a GAAP basis as a result of acquisition-related net charges and amortization, which will be determined during the fourth quarter.

About Boston Scientific
Boston Scientific is a worldwide developer, manufacturer and marketer of medical devices that are used in a broad range of interventional medical specialties. For more information, please visit: http://www.bostonscientific.com/.

About Rhythmia Medical
Founded in 2004 by Leon Amariglio and Doron Harlev, Rhythmia Medical, Inc. is developing a next generation mapping, visualization and navigation system for the treatment of cardiac arrhythmias. The company is conducting human clinical testing outside the United States and is working with several of the leading clinicians in this field around the world.  The company has raised financing from a number of investors, including corporate, private and Norwich Ventures.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by words like "anticipate," "expect," "project," "believe," "plan," "estimate," "intend" and similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. These forward-looking statements include, among other things, statements regarding our business plans and growth initiatives, the mapping technology, markets for our products, regulatory approvals, new product launches and launch cadence, product performance and importance, timing of closing, expected accretion and dilution and financial performance. If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements. These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this press release. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.

Factors that may cause such differences include, among other things: future economic, competitive, reimbursement and regulatory conditions; new product introductions; demographic trends; intellectual property; litigation; financial market conditions; and future business decisions made by us and our competitors. All of these factors are difficult or impossible to predict accurately and many of them are beyond our control. For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item 1A - Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A - Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file hereafter. We disclaim any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this document.

Use of Non-GAAP Financial Measures
To supplement our consolidated financial statements presented on a GAAP basis, we disclose certain non-GAAP financial measures including adjusted earnings per share. Adjusted earnings per share excludes goodwill and intangible asset impairment charges; acquisition-, divestiture-, litigation- and restructuring-related charges and credits; certain discrete tax items and amortization expense. Non-GAAP measures such as adjusted earnings per share are not in accordance with generally accepted accounting principles in the United States. The GAAP financial measure most directly comparable to adjusted earnings per share is GAAP earnings per share. The difference between our estimated impact of the acquisition on our GAAP and adjusted earnings per share relates to amortization expense on acquired intangible assets and acquisition-related net charges, which include contingent consideration expense and acquisition-related fair value adjustments. These amounts are excluded by the Company for purposes of measuring adjusted earnings per share.

Management uses adjusted earnings per share along with other supplemental non-GAAP measures to evaluate performance period over period, to analyze the underlying trends in our business, to assess its performance relative to its competitors, and to establish operational goals and forecasts that are used in allocating resources. Non-GAAP financial measures, including adjusted earnings per share, should not be considered in isolation from or as a replacement for GAAP financial measures. We believe that presenting non-GAAP financial measures in addition to GAAP financial measures provides investors greater transparency to the information used by our management for its financial and operational decision-making and allows investors to see our results "through the eyes" of management. We further believe that providing this information better enables our investors to understand our operating performance and to evaluate the methodology used by management to evaluate and measure such performance.

CONTACT:	Steven Campanini
508-652-5740 (office)
Media Relations
Boston Scientific Corporation
steven.campanini@bsci.com

Michael Campbell
508-650-8023 (office)
508-650-8023 (office)
Boston Scientific Corporation
investor_relations@bsci.com